J.A.M., INC.

                    INCENTIVE STOCK OPTION PLAN


     1.   PURPOSE.   This  Incentive  Stock  Option  Plan  (the  "Plan"  is

intended  as  an incentive for, and to encourage stock ownership by certain officers and key  employees of J.A.M., Inc. (the "Company") by the granting of options to purchase  common  stock  in  the  Company,  which options are qualified for treatment as "incentive stock options" under  the  provisions of  Section  422A of the Internal Revenue Code of 1954, as amended,  and/or the Internal Revenue  Code  of  1986,  as  amended, as the case may be (the

"Code"). The purpose of making available incentive stock options to certain officers and key employees of the Company is  to  allow  them to acquire or increase their proprietary interest in the success of the  Company, as well as to encourage them to remain in the employ of the Company.

     2.   STOCK.  The stock subject to options hereunder shall be shares of the Company's authorized but unissued or reacquired common stock, par value

$.01 per share.  The aggregate number of shares which may be  issued  under options  pursuant  to  this  Plan shall not exceed 200,000 shares of common stock.  With respect to incentive stock options granted prior to January 1,

1987, the number of shares as  to  which  options may be granted to any one individual during any calendar year shall be  limited to a number of shares which shall not exceed $100,000 in fair market  value  on the grant date(s)

of such option(s), plus any "unused limit carryover" to  such calendar year within  the  meaning of Section 422A(c) (4) of the Code.  With  respect  to incentive stock  options granted on or after January 1, 1987, the aggregate fair market value  (determined  at  the time of the grant of the option) of the shares as to which options are first exercisable by any optionee during any calendar year (under all stock option  plans  of the Company) shall not exceed $100,000.  In the event that any outstanding  option  under the Plan for  any reason expires or is terminated, the shares of stock allocable  to the unexercised  portion  of such options may again be subjected to options under the Plan.

     3.   ADMINISTRATION.

          (a)  The Plan shall be administered by the Board of Directors who may, from time to time, issue orders or adopt resolutions, not inconsistent with the provisions of this Plan, to interpret the provisions and supervise the administration of this Plan.

          (b)  The Board of  Directors  may,  from  time to time, appoint a stock  option  plan  committee,  consisting  of  not  less than  three  (3)

directors, none of whom shall be eligible to participate in this Plan while members  of the Committee (the "Committee").  The Board  of  Directors  may

delegate to such committee power to select the particular employees who are to receive  options and to determine the number of shares to be optioned to each such employee.

          (c)  MEDIUM  AND  TIME  OF PAYMENT.  The option price f or shares purchased upon the exercise of any  option,  shall  be  paid in full at the time of such purchase in cash (including cash, bank draft or money order).

          (d)  TERM AND EXERCISE OF OPTIONS.  Each option granted under the

Plan shall specifically include all provisions limiting the  exercisability thereof  which  are  required  to  be  included in such option in order  to qualify such option as an incentive stock  option under Section 422A of the

Code.  Except as otherwise determined by the  Board  of  Directors  or  the

Committee,  and  specifically provided in the agreement, no option shall be exercisable, either  in  whole  or  in part prior to one (1) year f rom the date it is granted.  Incentive stock  options  granted  prior to January 1,

1987 may not be exercised while there is outstanding, within the meaning of

Section  422A(c)(7)  of  the  Code  as then in effect, any incentive  stock option  previously  granted  to the optionee  to  purchase  shares  of  the

Company.  Except as otherwise  determined  by the Board of Directors or the

Committee,  and subject to the right of cumulation  provided  in  the  last sentence of this paragraph, each option shall be exercisable as to not more than one-third  (1/3)  of the total number of shares covered thereby during each twelve (12) month period,  commencing twelve (12) months from the date of the granting of the option, until all shares covered by the option shall have been purchased.  No option shall  be  exercisable after the expiration of ten (10) years from the date it is granted,  provided,  however, that no option granted to a person then owning more than ten percent  (10%)  of the voting  power  of  all  classes of the Company's stock shall be exercisable after the expiration of five (5) years from the date it is granted.  During the lifetime of the optionee,  the  option shall be exercisable only by the optionee, and shall not be assignable  or transferable by the optionee, and

no  other  person shall acquire any rights  therein.   To  the  extent  not

exercised, installments  shall accumulate and shall be exercisable in whole or in part, in any subsequent period, but, in no event, later than ten (10)

years from the date the option is granted.

          (e)  RECAPITALIZATION.   In  the  event that the shares of common

stock of the Company, as presently constituted,  shall  be  changed into or exchanged  for  a  different  number  or  kind of shares of stock or  other securities of the Company or another company,  whether by reason of merger,

consolidation, recapitalization, reclassification,  split-ups,  combination of  shares or otherwise,, or if the number of shares of common stock  shall be increased  through the payment of a stock dividend, then such adjustment shall be made in  the  terms of outstanding options granted under the Plan,

and the number and kind  of  shares  for  which  options  may thereafter be granted  under  the  Plan,  as  may  be necessary to reflect the  foregoing events.

          (f)  RIGHTS AS A STOCKHOLDER.   An  optionee  or transferee of an

option  shall  have no right as a stockholder with respect  to  any  shares covered by an option  until the date of issuance of a stock certificate for such shares.

          (g)  OTHER PROVISIONS.   The  option  agreements authorized under

the   Plan   shall  contain  such  other  provisions,  including,   without

limitation, restrictions  upon  the exercise of the option, as the Board of

Directors  or  the  Committee shall  deem  advisable,  and  which  are  not inconsistent with other  provisions  contained  in  the  Plan, nor with the treatment  of  any  options  granted  under  the  Plan as "incentive  stock options" under the provisions of Section 422A of the Code.

     6.   TERM OF PLAN.  Options may be granted pursuant to the Plan at any time, and f rom time to time, within a period of ten  (10)  years  from the effective date of the Plan as set forth below, at which time the Plan  will expire, except as to options then outstanding under the Plan.  Such options shall remain in effect and subject to the terms of the Plan until they have been  exercised  or have expired.  No options may be granted under the Plan after the expiration of ten (10) years from the effective date of the Plan.

     7.   AMENDMENT  OF  THE  PLAN.   The Board of Directors of the Company

may, insofar as permitted by law, from  time  to  time, with respect to any shares at the time not subject to options, suspend  or discontinue the Plan or  revise  or  amend  it in any respect whatsoever.  No  such  action  may prejudice the right of any  employee  who has prior thereto been granted an option or options under this Plan.  Further,  no  amendment  to  this  Plan which has the effect of:

          (a)  increasing  the  number  of  shares  of the Company's common stock subject to this Plan, or

          (b)  changing the designation of the class  of employees eligible to  receive  options  under  this Plan, may be effective unless  and  until approval of the stockholders of  the Company is obtained in the same manner as approval of this Plan is required.

     8.   APPLICATION OF FUNDS.  The  proceeds received by the Company from the  sale of common stock pursuant to options  will  be  used  for  general corporate purposes.

     9.   NO  OBLIGATION  TO  EXERCISE  OPTION.   The granting of an option

shall impose no obligation upon the optionee to exercise such option.

     10.  APPROVAL  OF  SHAREHOLDERS.  The Plan shall  be  subject  to  the approval by the holders of  a  majority of all of the outstanding shares of stock of the company entitled to  vote  thereon,  which approval must occur within twelve (12) months after the date of adoption  of  the  Plan  by the

Board of Directors of the Company.

     11.  EFFECTIVE  DATE.   The  Plan  shall  become  effective  upon  its

adoption  by  the  Board  of Directors of the Company, subject, however, to approval by the Company's shareholders  within twelve (12) months after the date of such adoption as provided above.



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
                      [FORM OF OPTION GRANT CONTRACT]


                     INCENTIVE STOCK OPTION AGREEMENT


     AGREEMENT made this ____ day of _______________,  198_, by and between

J.A.M.,   INC.,   a   New   York   corporation  (the  "corporation"),   and

_________________ (the "Employee").

     WHEREAS, Employee is a key, full-time employee of the Corporation, and the  Corporation considers it desirable  and  in  its  best  interest  that

Employee  be  given an inducement to acquire a further proprietary interest in the Corporation,  and an added incentive to advance the interests of the

Corporation by possessing an option to purchase common voting shares of the

Corporation in accordance  with  the Incentive Stock Option Plan adopted by the Directors of the Corporation on  May  1,  1986,  and  approved  by  the shareholders on May 9, 1986.

     NOW,  THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

     1.   GRANT  OF OPTION.  The Corporation hereby grants to the Employee,

the right, privilege  and  option  to  purchase  _____ shares of its common stock at a purchase price of $_______ per share, in  the manner and subject to the conditions hereinafter provided.

     2.   TIME OF EXERCISE OF OPTION.  This option may  not be exercised in

whole or in part for one (1) year from the date hereof.   The  option shall

be  exercisable  as  to not more than _____ shares during each twelve  (12)

month period commencing  twelve  (12) months from the date hereof until all shares covered by the option shall have been purchased.  No option shall be exercisable after the expiration of  ten  (10)  years from the date hereof.

To  the  extent  not  exercised,  installments  shall  accumulate   and  be

exercisable,  in  whole  or  in  part, in any subsequent period, but, in no event, later than ten (10) years from the date hereof.

     3.   METHOD OF EXERCISE.  The  option  shall  be  exercised by written notice directed to the Corporation, at the Corporation's principal place of business, accompanied by cash or check payment of the option  price for the number  of  shares  specified  and  paid  for.  The Corporation shall  make immediate delivery of such shares, provided  that  if any law or regulation requires  the  Corporation to take any action with respect  to  the  shares specified in such  notice  before  the  issuance  thereof, then the date of delivery of such shares shall be extended for the period  necessary to take such action.

     4.   TERMINATION  OF OPTION.  Except as herein otherwise  stated,  the option to the extent not  theretofore  exercised  shall  terminate upon the first to occur of the following dates:

          (a)  The expiration of three (3) months after the  date  on which the Employee's employment by the Corporation is terminated (except if  such termination be by reason of death or permanent and total disability).

          (b)  The expiration of twelve (12) months after the date on which the  Employee's  employment  by  the  Corporation  is  terminated,  if such termination be by reason of the Employee's permanent and total disability.

          (c)  In the event of the Employee's death while in the employ  of the Corporation, his executors or administrators may exercise, within sixty

(60)  days  following the date of death, the option as to any of the shares not theretofore exercised during the Employee's lifetime.

          (d)  The expiration of ten (10) years from the date of grant.

     5.   RIGHTS   PRIOR  TO  EXERCISE  OF  OPTION.   This  option  is  not

transferable by the  Employee,  except  in  the  event of death as provided above,  and  during  the  Employee's lifetime is exercisable  only  by  the

Employee.  The Employee shall  have no rights as a stockholder with respect to the optioned shares until payment  of  the  option price and delivery to the Employee of such shares as herein provided.

     6.   RESTRICTION ON TRANSFER.  By the act of  accepting an option, the

Employee  shall  agree that, in the event the Employee  or  the  Employee's successors exercise  such  option,  the  Employee  or  said successors will purchase the shares which are subject thereof for investment  and  not with any present intention to resell the same, and shall further agree that  the

Employee  or  said successors will confirm such intention by an appropriate certificate at  the time of exercising the option and an appropriate legend relating to restrictions  on  resale  shall be included on any certificates representing shares purchased hereunder.

     7.   BINDING EFFECT.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and  their  respective heirs, executors,

administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have  caused  this Agreement to be executed on the day and year first above written.


                                   J.A.M., INC.



                                   By:_________________________
                                        President


                                   ___________________________
                                        EMPLOYEE


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